                                                                    Exhibit 99.1

Exhibit 99.1 Certification of President and CEO pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 Laurel Capital Group, Inc.

In connection with the Quarterly Report of Laurel Capital Group, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange commission on the date hereof (the "Report"), I, Edwin
R. Maus, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


/s/ Edwin R. Maus
----------------------------------------
Edwin R. Maus
President and Chief Executive Officer
May 20, 2003